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                                                                    EXHIBIT 25.1


                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549
                         _____________________________

                                   FORM T-1

                           STATEMENT OF ELIGIBILITY
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE
                         _____________________________

 ___ CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
                              SECTION 305(b)(2)


               WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
              (Exact name of trustee as specified in its charter)

A U.S. National Banking Association                         41-1592157
(Jurisdiction of incorporation or                           (I.R.S. Employer
organization if not a U.S. national                         Identification No.)
bank)

Sixth Street and Marquette Avenue
Minneapolis, Minnesota                                      55479
(Address of principal executive offices)                    (Zip code)

                      Stanley S. Stroup, General Counsel
               WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
                       Sixth Street and Marquette Avenue
                         Minneapolis, Minnesota 55479
                                (612) 667-1234
                              (Agent for Service)
                         _____________________________

                            POGO PRODUCING COMPANY
              (Exact name of obligor as specified in its charter)

Delaware                                                    (74-1659398)
(State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                              Identification No.)


5 Greenway Plaza, Suite 2700
Houston, Texas 77252-2504                                   77046-2504
(Address of principal executive offices)                    (Zip code)

                         _____________________________
              8 1/4% Series A Senior Subordinated Notes due 2011
                      (Title of the indenture securities)
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Item 1.  General Information.  Furnish the following information as to the
         -------------------
trustee:

                  (a) Name and address of each examining or supervising authority to which it is subject.

                         Comptroller of the Currency
                         Treasury Department
                         Washington, D.C.

                         Federal Deposit Insurance Corporation
                         Washington, D.C.

                         The Board of Governors of the Federal Reserve System Washington, D.C.

                  (b) Whether it is authorized to exercise corporate trust powers.

                         The trustee is authorized to exercise corporate trust powers.

Item 2.  Affiliations with Obligor. If the obligor is an affiliate of the
         -------------------------
trustee, describe each such affiliation.

                  None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15.  Foreign Trustee.    Not applicable.
          ----------------

Item 16.  List of Exhibits.   List below all exhibits filed as a part of this
          ----------------
                              Statement of Eligibility. Wells Fargo Bank incorporates by reference into this Form T-1 the exhibits attached hereto.

          Exhibit 1.     a.   A copy of the Articles of Association of the
                              trustee now in effect.***

          Exhibit 2.     a.   A copy of the certificate of authority of the
                              trustee to commence business issued June 28, 1872, by the Comptroller of the Currency to The
                              Northwestern National Bank of Minneapolis.*

                         b. A copy of the certificate of the Comptroller of the Currency dated January 2, 1934, approving the consolidation of The Northwestern National Bank of Minneapolis and The Minnesota Loan and Trust Company of Minneapolis, with the surviving entity being titled Northwestern National Bank and Trust Company of Minneapolis.*

                         c.   A copy of the certificate of the Acting
                              Comptroller of the Currency dated January 12, 1943, as to change of corporate title of Northwestern National Bank and Trust Company of Minneapolis to Northwestern National Bank of Minneapolis.*
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                         d.   A copy of the letter dated May 12, 1983 from the
                              Regional Counsel, Comptroller of the Currency, acknowledging receipt of notice of name change effective May 1, 1983 from Northwestern National Bank of Minneapolis to Norwest Bank Minneapolis, National Association.*

                         e. A copy of the letter dated January 4, 1988 from the Administrator of National Banks for the Comptroller of the Currency certifying approval of consolidation and merger effective January 1, 1988 of Norwest Bank Minneapolis, National Association with various other banks under the title of "Norwest Bank Minnesota, National Association."*

                         f. A copy of the letter dated July 10, 2000 from the Administrator of National Banks for the Comptroller of the Currency certifying approval of consolidation effective July 8, 2000 of Norwest Bank Minnesota, National Association with various other banks under the title of "Wells Fargo Bank Minnesota, National Association."****

          Exhibit 3. A copy of the authorization of the trustee to exercise corporate trust powers issued January 2, 1934, by the Federal Reserve Board.*

          Exhibit 4.     Copy of By-laws of the trustee as now in effect.***

          Exhibit 5.     Not applicable.

          Exhibit 6. The consent of the trustee required by Section 321(b) of the Act.

          Exhibit 7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority. **

          Exhibit 8.     Not applicable.

          Exhibit 9.     Not applicable.

          _______________________________

          * Incorporated by reference to exhibit number 25 filed with registration statement number 33-66026.

         ** Incorporated by reference to exhibit number 25 filed with registration statement number 333-56748

         *** Incorporated by reference to exhibit T3G filed with registration statement number 022-22473.

         **** Incorporated by reference to exhibit number 25.1 filed with registration statement number 001-15891.
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                                     NOTES

     In answering any item of this Statement of Eligibility which relates to matters peculiarly within the knowledge of the obligor or any underwriter for the obligor, the trustee has relied upon information furnished to it by the obligor and the underwriters, and the trustee disclaims responsibility for the accuracy or completeness of such information.

     The answer furnished to Item 2. of this statement will be amended, if necessary, to reflect any facts which differ from those stated and which would have been required to be stated if known at the date hereof.

                                   SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank Minnesota, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 20th day of April 2001.


                          WELLS FARGO BANK MINNESOTA,
                          NATIONAL ASSOCIATION


                          /s/ Robert L. Reynolds
                          _______________________
                          Robert L. Reynolds
                          Vice President
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                                   EXHIBIT 6



April 20, 2001


Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.



                                   Very truly yours,

                                   WELLS FARGO BANK MINNESOTA,
                                   NATIONAL ASSOCIATION


                                   /s/ Robert L. Reynolds
                                   ________________________
                                   Robert L. Reynolds
                                   Vice President